                                SUPPLEMENT TO THE
                      FUNDS USING SCHWAB EQUITY RATINGS(TM)
                       PROSPECTUS DATED FEBRUARY 28, 2004

EFFECTIVE OCTOBER 29, 2004, IN THE SECTION TITLED "FUND MANAGEMENT," THE BIOGRAPHY BELOW IS ADDED.

VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund and the Schwab Focus Funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

--------------------------------------------------------------------------------

As disclosed in a press release, dated August 31, 2004, (the "Press Release"), the Charles Schwab Corporation, along with other Schwab entities, entered into a definitive purchase agreement with UBS Securities LLC and UBS Americas Inc. (collectively, "UBS") pursuant to which UBS will acquire Schwab Capital Markets L.P. and SoundView Technology Group, Inc. (the "Acquisition"). As of the date of the Press Release, the Acquisition was expected to close within 60 days, subject to regulatory approvals, but this date may be postponed or otherwise changed (the "Closing Date").

EFFECTIVE UPON THE CLOSING DATE OF THE ACQUISITION, IN THE SECTION TITLED "FUND MANAGEMENT," THE BIOGRAPHIES OF ROBIN JACKSON, ELIE SPIESEL, VIVIENNE HSU AND LARRY MANO ARE DELETED AND REPLACED WITH THE PARAGRAPHS BELOW.

VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

               Please retain this supplement for future reference.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC/NYSE
REG27682SHRT (10/04) (C)2004 All Rights Reserved

                                SUPPLEMENT TO THE
                      FUNDS USING SCHWAB EQUITY RATINGS(TM)
                       PROSPECTUS DATED FEBRUARY 28, 2004

EFFECTIVE JUNE 14, 2004, IN EACH FUND'S SECTION TITLED "STRATEGY," EXCEPT FOR THE SCHWAB DIVIDEND EQUITY FUND(TM), THE SECOND, THIRD, FOURTH, FIFTH AND SIXTH PARAGRAPHS ARE DELETED AND REPLACED WITH THE PARAGRAPHS BELOW. IN SCHWAB DIVIDEND EQUITY FUND'S "STRATEGY" SECTION, THE SIDEBAR TEXT UNDER THE HEADING "SCHWAB EQUITY RATINGS" IS DELETED AND REPLACED WITH THE FIRST PARAGRAPH BELOW.

Schwab Equity Ratings(TM) represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

--------------------------------------------------------------------------------

EFFECTIVE JULY 19, 2004, IN THE SECTION TITLED "FUND MANAGEMENT" THE BIOGRAPHIES OF GERI HOM AND LARRY MANO ARE DELETED AND REPLACED WITH THE PARAGRAPHS BELOW.

JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

--------------------------------------------------------------------------------

EFFECTIVE OCTOBER 29, 2004, IN THE SECTION TITLED "FUND MANAGEMENT," THE BIOGRAPHY BELOW IS ADDED.

VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund and the Schwab Focus Funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

--------------------------------------------------------------------------------

As disclosed in a press release, dated August 31, 2004, (the "Press Release"), the Charles Schwab Corporation, along with other Schwab entities, entered into a definitive purchase agreement with UBS Securities LLC and UBS Americas Inc. (collectively, "UBS") pursuant to which UBS will acquire Schwab Capital Markets L.P. and SoundView Technology Group, Inc. (the "Acquisition"). As of the date of the Press Release, the Acquisition was expected to close within 60 days, subject to regulatory approvals, but this date may be postponed or otherwise changed (the "Closing Date").

EFFECTIVE UPON THE CLOSING DATE OF THE ACQUISITION, IN THE SECTION TITLED "FUND MANAGEMENT," THE BIOGRAPHIES OF ROBIN JACKSON, ELIE SPIESEL, VIVIENNE HSU AND LARRY MANO ARE DELETED AND REPLACED WITH THE PARAGRAPHS BELOW.

VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

               Please retain this supplement for future reference.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC/NYSE
REG27682-01 (10/04) (C)2004 All Rights Reserved